UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2018

Purple Innovation, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37523	47-4078206
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 East 200 North
Alpine, Utah	84004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 756-2600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Purple Innovation, Inc. (the “Company”) is filing this amendment to the Current Report on Form 8-K filed by the Company on February 8, 2018 (the “Original Report”) for the purpose of filing as an exhibit the Amended and Restated Confidential Assignment and License Back Agreement between the Company’s subsidiary, Purple Innovation, LLC (“Purple”) and EdiZONE, LLC (“EdiZONE”), dated November 1, 2017 (the “Confidential Assignment and License Back Agreement”), portions of which have been redacted pursuant to a confidential treatment request filed with the Securities and Exchange Commission.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The information set forth in Item 1.01 of the Original Report is incorporated by reference as if fully set forth herein.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

As disclosed in the Original Report, on November 1, 2017, Purple and EdiZONE executed the Confidential Assignment and License Back Agreement, pursuant to which EdiZONE assigned substantially all of its intellectual property to Purple and Purple licensed back to EdiZONE such intellectual property for use outside the consumer comfort and cushioning field of use reserved by Purple. EdiZONE also agreed to notify Purple of any breach of a third party license agreement relating to consumer comfort intellectual property or consumer comfort products and Purple reserved the right to enforce EdiZONE’s rights with respect to such violations, provided that Purple agreed to pay the costs of such enforcement and to indemnify EdiZONE for any losses arising therefrom. EdiZONE further agreed not to extend such third party licenses or waive any such violations, or to settle any claim with respect thereto, without Purple’s consent. In addition, EdiZONE also agreed to not sell or transfer any of its assets or assign any intellectual property or licenses relating to certain consumer comfort products and related intellectual property without Purple’s consent. EdiZONE has agreed not to use any intellectual property in the consumer comfort or cushioning field of use, subject only to its existing third party licenses. EdiZONE previously granted third party licenses in the consumer comfort and cushioning field of use, and the Confidential Assignment and License Back Agreement allows EdiZONE to maintain these existing license agreements.

The Confidential Assignment and License Back Agreement is attached to this Form 8-K/A as Exhibit 10.20.

The other information set forth in Item 2.01 of the Original Report is incorporated by reference as if fully set forth herein.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth in Item 2.03 of the Original Report is incorporated by reference as if fully set forth herein.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The information set forth in Item 3.02 of the Original Report is incorporated by reference as if fully set forth herein.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

The information set forth in Item 3.03 of the Original Report is incorporated by reference as if fully set forth herein.

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

The information set forth in Item 4.01 of the Original Report is incorporated by reference as if fully set forth herein.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

The information set forth in Item 5.01 of the Original Report is incorporated by reference as if fully set forth herein.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

The information set forth in Item 5.02 of the Original Report is incorporated by reference as if fully set forth herein.

ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

The information set forth in Item 5.03 of the Original Report is incorporated by reference as if fully set forth herein.

ITEM 5.06 CHANGE IN SHELL COMPANY STATUS

The information set forth in Item 5.06 of the Original Report is incorporated by reference as if fully set forth herein.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The information set forth in Item 5.07 of the Original Report is incorporated by reference as if fully set forth herein.

ITEM 8.01 OTHER EVENTS

The information set forth in Item 8.01 of the Original Report is incorporated by reference as if fully set forth herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The information set forth in Item 9.01 of the Original Report is incorporated by reference as if fully set forth herein.

(d)	Exhibits.

See the Exhibit Index following the signature page of this Current Report, which is incorporated by reference here.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 14, 2018	PURPLE INNOVATION, INC.

	By:	/s/ Samuel D. Bernards
Samuel D. Bernards
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.20†	Amended and Restated Confidential Assignment and License Back Agreement

† Application has been made with the Securities and Exchange Commission to seek confidential treatment of certain provisions. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

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